UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2017

Commission file number: 00029913

CONCIERGE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	901133909
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

29115 Valley Center Rd.
K206 Valley Center, CA 92082 8668002978
______________________________
(Address and telephone number of
registrant's principal executive offices
and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 20, 2017, Concierge Technologies, Inc. (the “Company”) announced the appointment of five new members to its Board of Directors (the “Board”).

Directors:	Age:	Principal Occupation:
Tabatha Coffey	49	Self-Employed Consultant and Entrepreneur
Erin Grogan	42	Vice President of Finance and Operations at YouCaring
Joya Harris	43	Director of Research Integration for the American Cancer Society
Derek Mullins	43	Director of Operations at Arrowpoint Asset Management
Kathryn D. Rooney	44	Chief Marketing Officer of United States Commodities Funds

Biographies for each of the new directors are included in the Company’s Definitive Information Statement on Schedule 14C filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2017.

The Company is not aware of any related person transaction, directly or indirectly, with or involving any director within the scope of Item 404(a) of Regulation S-K or otherwise.

There is no arrangement or understanding under which any of Tabatha Coffey, Erin Grogan, Joya Harris, Derek Mullins or Kathryn Rooney was appointed.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 20, the Board, with the consent of a majority of its stockholders, adopted the amended and restated articles of incorporation of the Company (the “Amended Charter”). The Amended Charter maintains substantially all of the material terms of the Company’s former articles of incorporation and includes an amendment to the voting rights among members of the Board. Pursuant to the Amended Charter, on matters brought before the Board, the overall number of votes the directors, as a whole, may cast on a matter will vary with the share ownership of the directors, and each director shall have a number of votes in proportion to that director’s beneficial ownership percentage of the Company’s outstanding voting stock (including shares held by any “group” as defined by Section 13(d) of the Exchange Act, of which such director is a member) on an as-converted, fully diluted basis, but in no event less than one vote per director. The foregoing description is qualified in its entirety by the Amended Charter, which is incorporated herein by reference to Exhibit A of the Definitive Information Statement on Schedule 14C filed with the SEC on February 28, 2017.

In the event that any class or series of Company’s stock becomes listed for trading on the New York Stock Exchange, Nasdaq Stock Market or any other national securities exchange, the unequal Board voting provision will be suspended for any period during which the Company is required to have a board comprised of a majority of directors that are “independent” as defined under the rules of such national securities exchange.

Additionally, effective March 20, in connection with the election of five new directors, the Board, with the consent of a majority of its stockholders, adopted the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include the following amendments:

●
Article II, Section 2.2 increases the threshold for a stockholder to call a stockholders’ meeting from 10% to 15%.

●
Article II, Section 2.4 provides that in order for stockholders business to be considered properly brought before a meeting called by a stockholder, notice of such proposal must be provided to the Company not less than 120 days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting or as otherwise provided in the Company’s proxy materials for the most recent meeting of stockholders. Notice provided by such Stockholder must include a description of the proposal, the name and address of the proposing stockholders, the class and number of shares held by such stockholders, and a description of any interests the stockholder may have related to such proposal.

●
Article II, Section 2.5 provides that in addition to other applicable requirements, in order to be considered timely, notice of stockholder nominations for director must be submitted to the Company not less than 45 days more nor less than 75 days prior to the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders. New Section 2.5 requires that such notice include information necessary for the Board to determine the nominee’s qualifications to serve on the Board and independent status from the Company.

●
Article III, Sections 3.1(a), (b) and (c) have been amended as follows:

●
New Section 3.1 replaces Article III, Section 2 of the prior bylaws and allows the Board to set the number of directors by resolution at a number no less than 1 and no more than 12.

●
New Section 3.1 provides that directors shall be elected by a majority of stockholders until such time that (a) the Company’s stock becomes listed on a major national securities exchange, such as the New York Stock Exchange or Nasdaq Stock Market and (b) the Company is subject to a requirement that a majority of its board of directors be comprised of “independent directors”. During any period in which both (a) and (b) above are true, the Company’s directors shall be elected by a plurality stockholder vote. New Section 3.1(c) provides that only the Board may fill vacancies by reason of death, resignation, disqualification or removal from office.

●
New Section 3.5 replaces Article VIII, Section 1, allowing the Board discretion to declare dividends as often and in such amounts as permitted by law.

The Bylaws also include certain technical, conforming, modernizing and clarifying changes. The foregoing description is qualified in its entirety by the Bylaws which are incorporated herein by reference to Exhibit B of the Definitive Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934 filed with the SEC on February 28, 2017.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1
Form of Amended and Restated Articles of Incorporation of Concierge Technologies, Inc. (incorporated herein by reference to Exhibit A of the Definitive Information Statement on Schedule 14C filed with the SEC on February 28, 2017)

3.2
Form of Amended and Restated Bylaws of Concierge Technologies, Inc. (incorporated herein by reference to Exhibit B of the Definitive Information Statement on Schedule 14C, filed with the SEC on February 28, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Concierge Technologies, Inc.

Date: March 24, 2017	By:	/s/ David W. Neibert
David W. Neibert, Chief Financial Officer